Exhibit 10.1

EXECUTION VERSION

August 15, 2019

Houlihan Lokey, Inc.

10250 Constellation Blvd., 5th Floor

Los Angeles, CA 90067

Re:

Credit Agreement, dated as of August 18, 2015 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”), among Houlihan Lokey, Inc., a Delaware corporation (the “Borrower”), the Guarantors party thereto, and Bank of America, N.A., as the Lender. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.

Ladies and Gentlemen:

The Borrower has requested that the Lender amend the Credit Agreement as set forth herein. Subject to the terms and conditions set forth herein, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the definition of “Maturity Date” set forth in Section 1.01 of the Credit Agreement is amended to read as follows:

“Maturity Date” means September 18, 2019; provided, that, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This letter amendment (this “Agreement”) shall constitute a Loan Document. Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Loan Documents, and (c) agrees that this Agreement does not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall become effective upon the Lender’s receipt of counterparts hereof duly executed by each of the Loan Parties. The terms of Sections 10.13 and 10.14 of the Credit Agreement with respect to governing law, submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

[signature pages follow]

Very truly yours,

BANK OF AMERICA, N.A., as the Lender

By:	/s/ David R. Barney
Name:	David R. Barney
Title:	Senior Vice President

HOULIHAN LOKEY, INC.

SECOND AMENDMENT

ACCEPTED AND AGREED TO:

BORROWER:	HOULIHAN LOKEY, INC.,
a Delaware corporation

	By:	/s/ J. Lindsey Alley
	Name:	J. Lindsey Alley
	Title:	Chief Financial Officer

GUARANTOR:	HOULIHAN LOKEY FINANCIAL ADVISORS, INC.,
a California corporation

	By:	/s/ J. Lindsey Alley
	Name:	J. Lindsey Alley
	Title:	Chief Financial Officer

HOULIHAN LOKEY, INC.

SECOND AMENDMENT